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EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Summa Industries (the "Company") on Form 10-K for the fiscal year ended August 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James R. Swartwout, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

          (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JAMES R. SWARTWOUT James R. Swartwout Chief Executive Officer Chief Financial Officer Summa Industries October 25, 2002

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EXHIBIT 99.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002